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                           OPTION AMENDMENT AGREEMENT
                           --------------------------


THIS  AGREEMENT  made  as  of  the  30th  day  of  November,  2001.


BETWEEN:

         ALAN  BRENT  HEMINGWAY  B.Sc.,  Geologist,  of
         #50  -  1640  162nd  Street,  Surrey
         British  Columbia,  V4A  6T9

         (the  "Optionor")

                                                               OF THE FIRST PART
AND:
         PRINCETON  VENTURES,  INC.,
         a  Nevada  corporation
         (the  "Optionee")

                                                              OF THE SECOND PART


WHEREAS:

A. The Optionor and the Optionee have entered into an option agreement dated May 18, 2001 with respect to certain mineral claims located in the Lillooet
Mining  Division  of  British  Columbia  (the  "Option  Agreement").

B. The Optionee has commenced the first phase of a mineral exploration program on the mineral claims but requires additional time in order to complete this first phase.

C. Optionor and the Optionee have agreed to amend the dates for the completion of the require exploration expenditures on the terms and condtions hereinafter set forth.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the sum of $10.00 now paid by the Optionee to the Optionor (the receipt of which is hereby acknowledged), the parties agree as follows:

1. Section 4(b) of the Option Agreement is hereby deleted and replaced with the following in order to extend the dates for completion of the required completion of Exploration Expenditures on the Property as follows:

"4(b)     The  Option  shall  be  exercised  by  the  Optionee:

   (i) paying the Optionor $1,000 U.S. on the execution of this Agreement, the receipt of which is hereby acknowledged by the Optionor;

   (ii) allotting and issuing to the Optionor, as fully paid and non-assesable, the Shares as follows:

      (A)  5,000  shares  forthwith  upon  execution  of  this  Agreement;
      (B) 50,000 shares upon the completion of the third phase of an exploration program on the Property on or before December 31, 2003

   (iii) incurring Exploration Expenditures of $135,000 U.S. on the Property on a three-phase exploration program as follows:

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     (A)     $5,000  U.S.  on  or  before  June  30,  2002;

     (B)     a  further  $10,000  U.S. on  or  before  December  31,  2002;  and

     (C)    a  further  $120,000  U.S. on or  before  December  31,  2003.

In the event that the Optionee spends, in any of the above periods, less than the specified sum, it may pay to the Optionor the difference between the amount it actually spent and the specified sum before the expiry of that penod in full satisfaction of the Exploration Expenditures to be incurred. In the event that the Optionee spends, in any period, more than the specified sum, the excess shall be carried forward and applied to the Exploration Expenditures to be incurred in succeeding periods.

The  Option  shall  be  deemed  to  be  exercised  upon  the Optionee making all
payments,  issuing all shares and  incurring  all  Exploration Expenditures   in
accordance  with  this  Paragraph  4(b)."

2. The Option Agreement shall continue in full force and effect without amendment except as expressly amended by this Agreement.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written

SIGNED,  SEALED  AND  DELIVERED
BY  ALAN  BRENT  HEMINGWAY
in  the  presence  of:

/s/ John Ostler                                   /s/ ALAN  BRENT  HEMINGWAY
-------------------------------------           --------------------------------
Signature  of  Witness                              ALAN  BRENT  HEMINGWAY

John Ostler

2224 Jefferson Ave.
-------------------------------------
Name  of  Witness
West Vancouver, B.C.
-------------------------------------
Address

PRINCETON  VENTURES,  INC.
by  its  authorized  signatory:


/s/ William C. Robertson
-------------------------------------
Authorized  Signatory